THE TRANSFER OF THIS NOTE IS RESTRICTED.  SEE SECTION 12 HEREIN.



                           SECOND AMENDED AND RESTATED
                         SENIOR SECURED PROMISSORY NOTE

$850,000.00                                                       June 20, 1997
                                                                   Dallas, Texas

1. Agreement to Pay. FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, the undersigned, Telenational Communications, Inc., a Delaware corporation ("TCI") and WorldPort Communications, Inc. ("WorldPort") (WorldPort and TCI shall hereinafter be referred to collectively as the "Maker"), promise to pay, as joint and several obligors, to the order of VALUE PARTNERS, LTD., a Texas limited partnership, (hereinafter referred to as the "Payee", and Payee and each successive owner and holder of this Note being hereinafter generally referred to as the "Holder") in the manner provided for herein of the principal sum of

               EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS
                                 ($850,000.00)

together with interest on the outstanding principal balance hereof remaining from time to time unpaid at the rate provided in Section 2 hereof. This Note reinstates, amends, renews, restates and replaces, according to all terms as modified herein, that certain Amended and Restated Senior Secured Promissory
Note in the principal balance of $ 850,000.00 dated as of March 20, 1997 executed by Telenational Communications Limited Partnership, a Nebraska limited partnership ("Telenational") in favor of Payee (the ATelenational Note@), which Telenational Note reinstated, amended, renewed, restated and replaced that certain Unsecured Senior Promissory Note dated as of November 8, 1995 (the "Prior Note") originally payable by Telenational to ADEN ENTERPRISES, INC., (hereinafter referred to as AAden@) which Prior Note was assigned and pledged by Aden to Payee and acquired at public sale by Payee pursuant to that certain Amended and Restated Pledge Agreement dated as of December 8, 1995. This Note is entitled to all of the liens, benefits, priorities, rights and privileges of the Prior Note and the Telenational Note, and related loan documents, including that certain Pledge and Security Agreement dated March 20, 1997 by and between Telenational and Value (the ATelenational Pledge Agreement@) and that certain Loan Modification Agreement dated March 20, 1997 by and between Telenational and Payee, which are hereby ratified and carried forward in full force and effect, as modified herein, in the Pledge Agreement and in the Loan Agreement, as defined herein. Contemporaneous with the date hereof, Maker and the Payee are entering into that certain First Amended Loan Modification Agreement (the ALoan Agreement@).

2.    Interest Rate.

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 1

      (a) The outstanding principal balance hereof shall bear simple interest at the rate of the lesser of fifteen percent (15%) per annum through and including June 19, 1997 or the Highest Lawful Rate, as defined herein, and commencing June 20, 1997, the lesser of fourteen percent (14%) per annum or the Highest Lawful Rate, as defined herein (the "Regular Rate"), computed daily on the basis of a 360 day year consisting of twelve 30-day months for each day all or any part of the principal balance hereof shall remain outstanding, but to the extent such computation of interest might cause the rate of interest which this Note bears to exceed the Highest Lawful Rate, such interest shall be computed on the basis of a three hundred sixty-five (365) day or a three hundred sixty-six (366) day year, as the case may be. If any installment of principal and/or interest is not paid on or before ten (10) days following the date it is due or if the entire unpaid principal balance and accrued unpaid interest is not paid on or before the earlier to occur of the Final Maturity Date, as defined below, or any acceleration of payment permitted hereby, all unpaid amounts of this Note, including principal and interest, shall thereafter bear simple interest at a default rate of the lesser of seventeen percent ( 17%) per annum or the Highest Lawful Rate as defined herein .


      (b) "Highest Lawful Rate" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, Payee is then permitted to charge Maker on this Note. "Applicable Law" shall mean (i) the laws of the United States of America applicable to contracts made or performed in the State of Texas, now or at any time hereafter prescribing maximum rates of interest or eliminating maximum rates of interest on loans and extensions of credit, (ii) the laws of the State of Texas including, without limitation,
Article 5069-1.04 of the Texas Revised Civil Statutes Annotated, as the same may be amended from time to time ("Article 1.04"), now or at any time hereafter prescribing or eliminating maximum rates of interest on loans and extensions of credit, and (iii) any other laws at any time applicable to contracts made or performed in the State of Texas which permit a higher interest rate ceiling hereunder. If the maximum rate of interest which, under Applicable Law, Payee is permitted to charge Maker on this Note shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as the effective date of each change in the Highest Lawful Rate without notice to Maker. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be the indicated rate ceiling described in and computed in accordance with the provisions of section (a)(1) of Article 1.04; provided, however, that in determining the Highest Lawful Rate, all fees and other charges contracted for, charged or received by Payee in connection with the loan evidenced by this Note which are either deemed interest under Applicable Law or required under Applicable Law to be deducted from the principal balance hereof to determine the rate of interest charged by this Note shall be taken into account. To the extent permitted by Applicable Law, Payee may from time to time substitute for the "indicated rate ceiling" referred to above any ceiling under
Article 1.04 or any other statute and revise the rate, index, formula or provision of law used to compute the rate hereunder as provided therein.


      (c) All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no

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                   SECOND AMENDED AND RESTATED SENIOR SECURED
                             PROMISSORY NOTE, PAGE 2
contingency, whether by reason of demand or acceleration of the Final Maturity Date or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum amount permissible under the Applicable Law, the interest payable to Payee shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Payee shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. Payee expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph shall control all agreements between Maker and Payee.

3. Pledge Agreement. Maker shall, upon execution of this Note and as partial consideration for permitting the amendment, renewal, reinstatement, replacement and extension of the Telenational Note, as amended, execute and cause to be delivered to Bergman, Yonks, Stein & Bird, L.L.P., to the benefit of Payee, that certain First Amended Pledge and Security Agreement (the APledge Agreement@), which Pledge Agreement reinstates, amends, renews, restates and replaces the Telenational Pledge Agreement, which Pledge Agreement is attached hereto as Exhibit AA@, which by this reference is incorporated herein.

4. Payments. All accrued unpaid interest through June 19, 1997 in the amount of $15,880.79 together with unpaid principal in the sum of $262,278.06 (which sum shall reduce the unpaid principal obligation of the Note from $762,278.06 to $500,000) shall be due and payable June 23, 1997. Commencing September 1, 1997 and on the first day of each of the four successive calendar months thereafter, Maker shall pay monthly the sum of $100,000 as reduction of principal owing hereunder, together with accrued unpaid interest due on such date of payment. All accrued unpaid interest, together with all unpaid principal and any other sums due pursuant to the terms hereof shall be due and payable January 1, 1998 (the "Final Maturity Date"). In addition, Maker shall, not later than June 23, 1997, pay attorney's fees, costs and expenses incurred by Payee in the restructuring, enforcement and collection of the Telenational Note. All payments to be made by Maker to the Payee hereunder shall be made to the Payee at 2200 Ross Avenue, Suite 4660 West, Dallas, Texas 75201, not later than 4:00 p.m. Central Time on the date when due in lawful money of the United States and immediately available funds. The Maker will promptly and punctually pay when due (whether on a scheduled payment date or at maturity or upon the prepayment of such Note) the principal of and interest on the Note, without any presentment thereof, directly to the Holder of the Note at the address of such Holder shown in the register maintained by the Maker for such purposes or at such other address as the Holder may from time to time designate in writing to the Maker

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 3
or, if a bank account is designated in any written notice to Maker from the Holder, the Maker will make such payments by wire transfer or other immediately available funds to such bank account, marked for attention as indicated, or in such other manner or to such other account of the Holder in any bank in the United States as such holder may from time to time direct in writing. The Holder of the Note agrees that in the event it shall sell or transfer the Note it will, prior to the delivery of the Note, make a notation thereon of all principal, if any, prepaid on such Note and will also note thereon the date to which interest has been paid on such Note. Upon repayment in full of the Note, the Holder of the Note shall deliver such Note to the Maker for cancellation.


5. Affirmative Covenants. Each Maker covenants and agrees that so long as the Note shall be outstanding:

      (a) Principal and interest. Maker will pay or cause to be paid punctually the principal of and interest on the Note at the times and places and in the manner specified in the Note.

      (b) Maintenance of existence. Maker will at all times do or cause to be done all things necessary to maintain, preserve and renew its existence and its rights, patents and franchises.

      (c) Maintenance of Properties, Etc. TCI shall maintain its material properties and assets in working order and condition and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, so that the business carried on in connection therewith may be conducted at all usual and ordinary times.

      (d) Compliance with laws. Maker will comply with all applicable laws, rules, regulations, and orders of the United States of America and of all foreign countries and of any state or municipality, and of any instrumentality or agency of any thereof (including applicable statutes, regulations, orders and restrictions relating to equal employment opportunities and environmental standards or controls) in respect of the conduct of business and the ownership of property by Maker.

      (e) Insurance. TCI will maintain adequate insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and similarly situated as TCI. TCI shall notify Holder of any cancellations or material changes within five (5) business days of notice of such cancellation or change.

      (f) Taxes, assessments and other charges. Maker will pay punctually and discharge when due and payable: (i) all taxes, assessments and other governmental charges levied or imposed upon it or upon its income, profits or properties and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a lien upon any property of Maker.

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 4

      (g) Indebtedness. Maker will pay punctually and discharge when due and payable any indebtedness heretofore or hereafter incurred or assumed by it and discharge, perform and observe the covenants, provisions and conditions to be discharged, performed and observed on the part of Maker in connection therewith, or in connection with any agreement or other instrument relating thereto.

      (h) Books. Maker will keep at all times proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with Generally Accepted Accounting Principles.

      (i) Statements, reports and certificates to be delivered by WorldPort. From the date hereof and so long as the Holder shall hold the Note, WorldPort will deliver to Holder at the address shown in the register maintained by WorldPort the following:

             (i) Quarterly financial statements. As soon as reasonably possible, and in any event within 45 days after the close of each of the first three fiscal quarters of WorldPort in each fiscal year, (1) the unaudited consolidated balance sheet of WorldPort and TCI as of the end of such period, setting forth in comparative form the corresponding figures for the preceding fiscal year end, and (2) the unaudited consolidated statements of income and retained earnings and cash flows of WorldPort and TCI for such quarter and for the portion of the fiscal year ended with such quarter and setting forth in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of WorldPort subject to year-end audit adjustments.

             (ii) Other reports and statements. Promptly upon the mailing to its equity holders of each annual report or other report or communication, a copy of each such report or communication; and promptly upon any filing by WorldPort with the Securities and Exchange Commission, or any governmental agency or agencies substituted therefor, or with any national securities exchange, of any annual of periodic or special report or registration statement, a copy of such report or statement.

      (j) Certificate of Default. Maker will deliver to the Holder, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in the Note and any related document, including the Pledge Agreement (including notice of any event which with the giving of notice, lapse of time or both would become an Event of Default), an
            Officer=s=   Certificate  specifying  such  default  or  event  of
            default.

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 5

      (k) Additional information. Maker will deliver to Holder such other data and information as from time to time may be reasonably requested by the Holder.

      (l) Other Documents. Maker will comply with all other convenants, representations, warranties, terms and obligations of any document related hereto, including that certain Loan Agreement and Pledge Agreement.

6. Negative Covenants. Each Maker covenants and agrees that so long as the Note shall be outstanding:

      (a) Guarantees. TCI will not guarantee, directly or indirectly, any obligation or indebtedness of any other Person. "Person" shall include any individual, a corporation, a partnership, a business entity, or a government, foreign or domestic, or any agency or political subdivision thereof.

      (b) Disposition of assets. TCI will not sell, assign, lease, transfer or otherwise dispose of all or any portion of its properties or assets to any third party, in any transaction or series of transactions.

      (c) Senior Debt. Subsequent to the date hereof, Maker will not incur, create, assume or at any time become liable, contingently or otherwise for any borrowed or other indebtedness that is senior in right of payment to the obligations created herein. Nothing herein shall be construed to permit the issuance of any indebtedness that would be secured by any Collateral granted to the Payee to secure the terms herein.

7. Negotiability; Offsets, Defenses or Counterclaims. This Note is freely negotiable. The respective Maker knows of no defenses, setoffs, or counterclaims existing as of the date hereof which could be asserted or brought by the respective Maker or any other party in any suit or action for the collection of any sum due hereunder.

8. Event of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority: If either Maker

      a. should fail to pay the principal of, or interest on, this Note as and when due and payable, which failure shall continue for a period of twenty (20) days;

      b. shall fail to perform or observe any term, covenant, or agreement contained herein, in the Loan Agreement, in the Pledge Agreement or any document related hereto, which failure shall continue for a period of twenty (20) days after Payee gives Maker notice of such failure;

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 6

      c. If any representation, warranty or other statement of fact herein, in the Loan Agreement or in the Pledge Agreement, or in any writing, certificate, report or statement at any time furnished to Payee pursuant to or in connection herewith shall be false or misleading in any material respect; or

      d. admit in writing either of their respective inability to pay debts generally as they become due; files a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; makes an assignment for the benefit of creditors; commences a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; files a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; is adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of either Maker or of the whole or any substantial part of the property of either Maker or approves a petition filed against either Maker seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of either Maker, a court of competent jurisdiction shall assume custody or control of either Maker or the whole or any substantial part of its property; or if there is commenced against either Maker any proceeding for any of the foregoing relief; or if either Maker, by any act indicates its consent to approval of, or acquiescence in any such proceeding; either Maker generally, does not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or

      e. If any creditor of either Maker for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding material obligation owed to it by either Maker under any agreement or arrangement, or if any judgment against either Maker or any execution against any of its property of either Maker for any amount remains unpaid, unstayed or undismissed for a period in excess of ten days; or

      f     If either Maker shall cease to exist.


      It is understood and agreed that time is of the essence in the performance of the Note. If an Event of Default exists, then the Note at the time outstanding shall immediately become due and payable together with interest accrued thereon without presentment, demand, protest or notice of any kind, including notice of intent to accelerate the payment of the unpaid balance of the Note or of notice of acceleration, all of which are hereby waived by the Maker. The Holder of the Note may also proceed to protect and enforce its rights against either or both Maker either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance (to

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
                            PROMISSORY NOTE, PAGE 7
the extent permitted by law) of any covenant or agreement contained in such Note, or in aid of the exercise of any power granted in such Note, or may proceed to enforce the payment of such Note or to enforce any other legal or equitable right of the holder of such Note.

9. Notices. Any request, demand, authorization, direction, notice, consent, waiver, or other document provided or permitted by this Note to be made upon, given or furnished to, or filed with the Maker shall be sufficient for every purpose hereunder if in writing and mailed, registered or certified mail, postage prepaid, or delivered by facsimile or telecopy to each Maker, addressed to each Maker at 9601 Katy Freeway, Suite 200, Houston, Texas 77024, telecopier number (713) 461-8098, (or such other address, or telecopier number, as the respective Maker may from time to time direct). Any notice to Payee shall be sufficiently given if in writing and mailed, registered or certified mail, postage prepaid, to the address set forth herein (or such other address as Payee may from time to time direct). Any notice to a Holder (other than Payee) shall be sufficiently given if in writing and mailed, registered or certified mail, postage prepaid, to such address as Holder shall from time to time direct.

10. Consents, Waivers and Modifications. No term, covenant, agreement or condition of the Note may be amended, supplemented or modified, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), except pursuant to a written instrument signed by the Maker and the Holder. No course of dealing between the Maker and the Holder of the Note or any delay or failure on the part of the Holder of the Note in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

11. Governing Law. THIS NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF TEXAS. WHENEVER POSSIBLE EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE. WHENEVER IN THIS NOTE REFERENCE IS MADE TO THE PAYEE OR THE MAKER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, A REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSOR AND ASSIGNS. THE MAKER'S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION FOR THE MAKER.

12. Securities Laws. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE THEREFORE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISTRIBUTED FOR VALUE IN THE ABSENCE OF (i) AN OPINION OF COUNSEL REASONABLY

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                  SECOND AMENDED AND RESTATED SENIOR SECURED
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
ACCEPTABLE TO THE MAKER THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER DISTRIBUTION IS EXEMPT FROM (OR NOT OTHERWISE SUBJECT TO) THE REGISTRATION (OR QUALIFICATION) AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR LAWS, OR (ii) SUCH REGISTRATION OR QUALIFICATION.

13. Attorneys Fees. In the case of a default, the Maker shall pay to the Holder, to the extent permitted by law, such further amount as shall be sufficient to cover the cost and expense of collection, including (without limitation) reasonable attorneys' fees, costs and expenses.

14. Waiver of Protest. The Maker expressly waives demand, grace, notice of intent to accelerate, notice of acceleration, presentment for payment, and protest, and further agrees that this Note and the Pledge Agreement may be renewed, and the time for payment extended without notice.

15. Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Maker shall bind its successors and assigns, whether so expressed or not.

16. Headings. The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

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


      IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed and delivered as of the date first above written.

                               WORLDPORT COMMUNICATIONS, INC.


                               By:  /s/John Dalton
                                    ---------------------------------

                               Its: President & C.E.O.
                                    ---------------------------------


                               TELENATIONAL COMMUNICATIONS, INC.

                               By:  /s/John Dalton
                                    ---------------------------------

                               Its: President & C.E.O.
                                    ---------------------------------












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